                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 4, 2001

                             Pogo Producing Company
             (Exact name of registrant as specified in its charter)


           Delaware                   1-7792            74-165 9398

(State or other jurisdiction of     (Commission       (I.R.S. Employer
incorporation or organization)      File Number)      Identification No.)



                          5 Greenway Plaza, Suite 2700
                           Houston, Texas 77046-0504
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (713) 297-5000

ITEM 5.         OTHER EVENTS

          Press release dated April 4, 2001, announcing the placement of senior subordinated notes. See Exhibit 99.1 incorporated by reference herein.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

(a)     Financial statements of businesses acquired

        None

(b)     Pro forma financial information

        None

(c)     Exhibits

Exhibit 99.1 Press release dated April 4, 2001, announcing the placement of senior subordinated notes.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Pogo Producing Company



Date: April 6, 2001                 By:  /s/ Gerald A. Morton
                                           --------------------
                                           Gerald A. Morton
                                           Vice President - Law
                                           and Corporate Secretary

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                                DESCRIPTION
-------                               -----------
Exhibit 99.1    Press release dated April 4, 2001, announcing the placement of senior subordinated notes.